UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

TPG PACE ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On May 10, 2017, TPG Pace Energy Holdings Corp. (the “Company”) consummated its initial public offering (“IPO”) of 65,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-third of one warrant of the Company (“Warrant”), each whole warrant entitling the holder to purchase one share of our Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on April 17, 2017 (File No. 333-217338) (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $650,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 10,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, TPG Pace Energy Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $15,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $650,000,000, comprised of $637,000,000 of the proceeds from the IPO, including approximately $22,750,000 of the underwriters’ deferred discount, and $13,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to fund its working capital requirements, subject to an annual limit of $750,000, and/or to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	A Warrant Agreement, dated May 4, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated May 4, 2017, among the Company, its officers and directors and TPG Pace Energy Sponsor, LLC.

•	An Investment Management Trust Agreement, dated May 4, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated May 4, 2017, among the Company, TPG Pace Energy Sponsor, LLC and certain other security holders named therein.

•	An Administrative Services Agreement, dated May 4, 2017, between the Company and TPG Global, LLC.

•	A Private Placement Warrants Purchase Agreement, dated May 4, 2017, between the Company and TPG Pace Energy Sponsor, LLC.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Stephen Chazen.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Arcilia Acosta.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and David Bonderman.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Edward Djerejian.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Chad Leat.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Michael MacDougall.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Dan F. Smith.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Martin Davidson.

•	An Indemnity Agreement, dated May 4, 2017, between the Company and Eduardo Tamraz.

On May 4, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On May 10, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

4.4	Warrant Agreement, dated May 4, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 4, 2017, among the Company, its officers and directors and TPG Pace Energy Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated May 4, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 4, 2017, among the Company, TPG Pace Energy Sponsor, LLC and certain other security holders named therein.

10.4	Administrative Services Agreement, dated May 4, 2017, between the Company and TPG Global, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated May 4, 2017, between the Company and TPG Pace Energy Sponsor, LLC.

10.6	Indemnity Agreement, dated May 4, 2017, between the Company and Stephen Chazen.

10.7	Indemnity Agreement, dated May 4, 2017, between the Company and Arcilia Acosta.

10.8	Indemnity Agreement, dated May 4, 2017, between the Company and David Bonderman.

10.9	Indemnity Agreement, dated May 4, 2017, between the Company and Edward Djerejian.

10.10	Indemnity Agreement, dated May 4, 2017, between the Company and Chad Leat.

10.11	Indemnity Agreement, dated May 4, 2017, between the Company and Michael MacDougall.

10.12	Indemnity Agreement, dated May 4, 2017, between the Company and Dan F. Smith.

10.13	Indemnity Agreement, dated May 4, 2017, between the Company and Martin Davidson.

10.14	Indemnity Agreement, dated May 4, 2017, between the Company and Eduardo Tamraz.

99.1	Press Release, dated May 4, 2017.

99.2	Press Release, dated May 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Pace Energy Holdings Corp.

Date: May 10, 2017	By:	/s/ Martin Davidson
	Name:	Martin Davidson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

4.4	Warrant Agreement, dated May 4, 2017, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 4, 2017, among the Company, its officers and directors and TPG Pace Energy Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated May 4, 2017, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated May 4, 2017, among the Company, TPG Pace Energy Sponsor, LLC and certain other security holders named therein.

10.4	Administrative Services Agreement, dated May 4, 2017, between the Company and TPG Global, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated May 4, 2017, between the Company and TPG Pace Energy Sponsor, LLC.

10.6	Indemnity Agreement, dated May 4, 2017, between the Company and Stephen Chazen.

10.7	Indemnity Agreement, dated May 4, 2017, between the Company and Arcilia Acosta.

10.8	Indemnity Agreement, dated May 4, 2017, between the Company and David Bonderman.

10.9	Indemnity Agreement, dated May 4, 2017, between the Company and Edward Djerejian.

10.10	Indemnity Agreement, dated May 4, 2017, between the Company and Chad Leat.

10.11	Indemnity Agreement, dated May 4, 2017, between the Company and Michael MacDougall.

10.12	Indemnity Agreement, dated May 4, 2017, between the Company and Dan F. Smith.

10.13	Indemnity Agreement, dated May 4, 2017, between the Company and Martin Davidson.

10.14	Indemnity Agreement, dated May 4, 2017, between the Company and Eduardo Tamraz.

99.1	Press Release, dated May 4, 2017.

99.2	Press Release, dated May 10, 2017.